RIVER CANYON TOTAL RETURN BOND FUND

A SERIES OF ADVISERS INVESTMENT TRUST

Supplement dated June 24, 2016

to the Prospectus dated January 28, 2016

Effective immediately, the fifth paragraph under the heading “Principal Investment Strategy” on page 2 is deleted in its entirety and replaced with the following:

In managing the Fund’s investments, under normal market conditions, the Adviser seeks to construct an investment portfolio with a weighted average effective duration of no more than eight years. Generally, the average portfolio duration of the Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays U.S. Aggregate Index, as calculated by the Adviser. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. The effective duration of the Fund’s investment portfolio may vary materially from its target, from time to time and under normal market conditions, and there is no assurance that the effective duration of the Fund’s investment portfolio will not exceed (plus or minus) its target.

Additionally, effective immediately, the ninth paragraph under the heading “FUND DETAILS – Policies and Strategies” on page 8 is also deleted in its entirety and replaced with the following:

In managing the Fund’s investments, under normal market conditions, the Adviser seeks to construct an investment portfolio with a weighted average effective duration of no more than eight years. Generally, the average portfolio duration of the fund is expected to be within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays U.S. Aggregate Index, as calculated by the Adviser. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. The effective duration of the Fund’s investment portfolio may vary materially from its target, from time to time, and under normal market conditions, and there is no assurance that the effective duration of the Fund’s investment portfolio will not exceed (plus or minus) its target.

This Supplement and the Statutory Prospectus dated January 28, 2016 provide the information a prospective investor ought to know before investing and should be retained for future reference.

RIVER CANYON TOTAL RETURN BOND FUND

A SERIES OF ADVISERS INVESTMENT TRUST

Supplement dated June 24, 2016

to the Statement of Additional Information dated January 28, 2016

The second paragraph under the heading “MANAGEMENT OF THE TRUST – The Board of Trustees” on page 33 is deleted in its entirety and replaced with the following:

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

This Supplement and the Statutory Prospectus dated January 28, 2016 provide the information a prospective investor ought to know before investing and should be retained for future reference.